UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2020

GORES HOLDINGS IV, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39189	84-2124167
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9800 Wilshire Blvd. Beverly Hills, CA	90212
(Address of principal executive offices)	(Zip Code)

(310) 209-3010

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fourth of one warrant	GHIVU	Nasdaq Capital Market
Class A common stock, par value $0.0001 per share	GHIV	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	GHIVW	Nasdaq Capital Market

☒

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events.

On January 28, 2020, Gores Holdings IV, Inc. (the Company”) consummated its initial public offering (the “IPO”) of 42,500,000 units (the “Units”), including the issuance of 2,500,000 Units as a result of the underwriters’ partial exercise of their over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Common Stock”), and one-fourth of one warrant of the Company (“Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share. The Units were sold at a price of $10.00 per share, generating gross proceeds to the Company of $425,000,000.

Simultaneously with the closing of the IPO, the Company completed the private sale of 5,250,000 warrants (the “Private Placement Warrants”) at a purchase price of $2.00 per Private Placement Warrant, to the Company’s sponsor, Gores Sponsor IV LLC (the “Sponsor”), generating gross proceeds to the Company of approximately $10,500,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsor or its permitted transferees.

A total of $425,000,000, comprised of $416,5000,000 of the proceeds from the IPO, including approximately $14,875,000 of the underwriters’ deferred discount, and $8,500,000 of the proceeds of the sale of the Private Placement Warrants, were placed in a trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to fund its working capital requirements and to fund regulatory compliance requirements and other costs related thereto subject to an annual limit of $1,100,000, plus additional amounts necessary to pay its franchise and income taxes, if any, the proceeds from the IPO will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any public shares properly tendered in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (A) to modify the substance or timing of its obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provisions relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of all of the Company’s public shares if it is unable to complete its business combination within 24 months from the closing of the IPO, subject to applicable law.

On January 24, 2020, in connection with the IPO, the Company filed its previously approved Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware and entered into the following agreements previously filed as exhibits to the Company registration statement (File No. 333-235378):

•	A Warrant Agreement, dated January 23, 2020, between the Company and Continental Stock Transfer & Trust Company.

•	An Investment Management Trust Agreement, dated January 23, 2020, between the Company and Continental Stock Transfer & Trust Company.

•	A Registration Rights Agreement, dated January 23, 2020, among the Company, Gores Sponsor IV LLC and certain other security holders named therein.

•	A Sponsor Warrants Purchase Agreement, dated January 22, 2020, between the Company and Gores Sponsor IV LLC.

•	An Administrative Services Agreement, dated January 23, 2020, between the Company and The Gores Group, LLC.

•	Letter Agreements, dated January 23, 2020, between the Company and each of its officers and directors and Gores Sponsor IV LLC.

On January 23, 2020, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO. On January 28, 2020, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO and the partial exercise of the underwriters’ over-allotment option.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement, dated January 23, 2020, between the Company and Continental Stock Transfer & Trust Company.

10.1	Investment Management Trust Agreement, dated January 23, 2020, between the Company and Continental Stock Transfer & Trust Company.

10.2	Registration Rights Agreement, dated January 23, 2020, among the Company, Gores Sponsor IV LLC and certain other security holders named therein.

10.3	Sponsor Warrants Purchase Agreement, dated January 22, 2020, between the Company and Gores Sponsor IV LLC.

10.4	Administrative Services Agreement, dated January 23, 2020, between the Company and The Gores Group, LLC.

10.5	Form of Letter Agreement, dated January 23, 2020, by and between the Company and each of its officers and directors and Gores Sponsor IV LLC.

99.1	Press Release, dated January 23, 2020.

99.2	Press Release, dated January 28, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gores Holdings IV, Inc.

Date: January 29, 2020	By:	/s/ Andrew McBride
	Name:	Andrew McBride
	Title:	Chief Financial Officer and Secretary

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